SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): April 13, 2004


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                1-3215              22-1024240

(State or other             Commission        (I.R.S. Employer
jurisdiction                File Number)      Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400


Item 5. Other Events

On April 22, 2004, Johnson & Johnson announced its intent to increase its quarterly dividend by 18.8 percent beginning in June
2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     7(c)      Exhibits:

     Exhibit Number 99: Johnson & Johnson Press Release dated
April 22, 2004




                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: April 23, 2004          By: /s/Stephen J. Cosgrove
                                   Stephen J. Cosgrove
                                  Chief Accounting Officer